JPMorgan Funds - JPMorgan Trust IV
Rule 10f-3 Transactions
For the period from September 1, 2016 to February 28, 2017

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Flexible Long/Short Fund
Account Number 721501
Trade Date 9/6/2016
Issuer Magellan Midstream Partners, L.P. (MMP 4.25% September 15, 2046)
Cusip/ISIN/Sedol 559080AL0
Bonds 10,000
Offering Price $98.76
Spread 0.88%
Cost $9,876
Dealer Executing Trade Citigroup Global Markets
% of Offering 2.58%
synd_list BARCS,CITI,JPM,MIZUHO,PNCFIN,RBCCM,SMFGRP,SUN,USB,WFC
Fund JPMorgan Flexible Long/Short Fund
Account Number 721501
Trade Date 9/6/2016
Issuer Societe Generale (SOCGEN FRN December 29, 2049)
Cusip/ISIN/Sedol 83368JKG4
Bonds 200,000
Offering Price $100.00
Spread 1.00%
Cost $200,000
Dealer Executing Trade SG Americas Securities LLC
% of Offering 3.33%
synd_list CITI,CS,JPM,SG
Fund JPMorgan Flexible Long/Short Fund
Account Number 303962
Trade Date 9/7/2016
Issuer Novelis Corporation (HNDLIN 5.875% September 30, 2026 144A)
Cusip/ISIN/Sedol 670001AC0
Bonds 5,000
Offering Price $100.00
Spread 1.50%
Cost $5,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering 3.36%
synd_list BAML,BARCS,CITI,DB,HSBCL,JPM,MS,STAN
Fund JPMorgan Flexible Long/Short Fund
Account Number 721501
Trade Date 9/8/2016
Issuer Cox Communications (COXENT September 15, 2026 144A)
Cusip/ISIN/Sedol 224044CG0
Bonds 65,000
Offering Price $99.83
Spread 0.65%
Cost $64,890
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering 0.71%
synd_list BARCS,CITI,GS,JPM,MIZUHO,MUFG,RBCCM,SUN,WFC
Fund JPMorgan Flexible Long/Short Fund
Account Number 721501
Trade Date 9/8/2016
Issuer Toronto-Dominion Bank (TD FRN September 15, 2031)
Cusip/ISIN/Sedol 891160MJ9
Bonds 25,000
Offering Price $99.83
Spread 0.45%
Cost $24,956
Dealer Executing Trade TD Securities USA LLC
% of Offering 2.39%
synd_list CITI,CS,GS,JPM,LLOYDS,NAB,TDSECS,WFC,WILLCP
Fund JPMorgan Flexible Long/Short Fund
Account Number 721501
Trade Date 9/15/2016
Issuer Gilead Sciences Inc. (GILD 2.50% September 1, 2023)
Cusip/ISIN/Sedol 375558BL6
Bonds 75,000
Offering Price $99.65
Spread 0.40%
Cost $74,735
Dealer Executing Trade BofA Merrill Lynch
% of Offering 2.84%
synd_list BAML,BARCS,CITI,EVRCOR,GS,HSBCL,JPM,LAZ,MIZUHO,MS,MUFG,RBCCM,SMFGRP,USB,WFC,WILLCP
Fund JPMorgan Flexible Long/Short Fund
Account Number 721501
Trade Date 9/19/2016
Issuer Hess Corppration (HES 5.80% April 1, 2047)
Cusip/ISIN/Sedol 42809HAH0
Bonds 10,000
Offering Price $99.72
Spread 0.88%
Cost $9,972
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering 4.16%
synd_list BBVA,CACIB,GS,ING,JPM,MIZUHO,MS,MUFG,TDSECS,USB
Fund JPMorgan Flexible Long/Short Fund
Account Number 721501
Trade Date 9/19/2016
Issuer Shire Acquisitions Investments Ireland DAC (SHPLN 3.20% September 23, 2026)
Cusip/ISIN/Sedol 82481LAD1
Bonds 40,000
Offering Price $99.88
Spread 0.45%
Cost $39,952
Dealer Executing Trade Barclays Capital Inc.
% of Offering 0.40%
synd_list BANK OF CHINA, BAML, BARCS, CITI, COMMERZBANK, CS, DB, DNB, LLOYDS, ML, MIZUHO, MS, MUFG, RBC CAP, RBS, SANTANDER, SMBC NIKKO, GS, HSBC, JPM, MEDIOBANCA, SCOTIABANK, WELLS
Fund JPMorgan Flexible Long/Short Fund
Account Number 303962
Trade Date 9/22/2016
Issuer Targa Resources Partners (NGLS 5.125% February 1, 2025 144A)
Cusip/ISIN/Sedol 87612BAZ5
Bonds 5,000
Offering Price $100.00
Spread 0.75%
Cost $5,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering 8.52%
synd_list BARCS, BBVA SEC, CITI, PNC, RBC CAP, WELLS, BNP PARIBAS, CITIZENS CAP, MUFG, SCOTIA CAP, SMBC NIKKO, SUNTRUST, TD SEC
Fund JPMorgan Flexible Long/Short Fund
Account Number 303962
Trade Date 9/23/2016
Issuer AMN HealthCare Inc (AHS 5.125% October 1, 2024 144A)
Cusip/ISIN/Sedol 00175PAA1
Bonds 4,000
Offering Price $100.00
Spread 1.25%
Cost $4,000
Dealer Executing Trade SunTrust Bank
% of Offering 5.80%
synd_list BAML,JPM,SUN
Fund JPMorgan Flexible Long/Short Fund
Account Number 303962
Trade Date 9/29/2016
Issuer Crescent Communities LLC (CRERES 8.875% October 15, 2021 144A)
Cusip/ISIN/Sedol 22572LAA3
Bonds 2,000
Offering Price $100.00
Spread 1.63%
Cost $2,000
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering 1.18%
synd_list CS,JPM,RBCCM
Fund JPMorgan Flexible Long/Short Fund
Account Number 303962
Trade Date 9/30/2016
Issuer Cortes NP Acquisition Corporation (CORTNP 8.00% September 20, 2024 144A)
Cusip/ISIN/Sedol 220517AA4
Bonds 10,000
Offering Price $100.00
Spread 2.25%
Cost $10,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 5.68%
synd_list BAML,BMO,CITI,CS,DB,GS,HSBCL,JPM,MS
Fund JPMorgan Flexible Long/Short Fund
Account Number 721501
Trade Date 10/3/2016
Issuer Xylem Inc. (XYL 4.375% November 1, 2046)
Cusip/ISIN/Sedol 98419MAK6
Bonds 5,000
Offering Price $98.96
Spread 0.88%
Cost $4,948
Dealer Executing Trade Citigroup Global Markets
% of Offering 2.09%
synd_list CITI,JPM,WFC
Fund JPMorgan Flexible Long/Short Fund
Account Number 721501
Trade Date 10/11/2016
Issuer Phillips 66 Partners LP (PSXP 4.90% October 1, 2046)
Cusip/ISIN/Sedol 718549AE8
Bonds 15,000
Offering Price $99.30
Spread 0.88%
Cost $14,895
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering 3.70%
synd_list BAML,BARCS,BNPP,CITI,CS,DB,DNBK,GS,JPM,MIZUHO,MUFG,RBCCM,SCOTIA,TDSECS
Fund JPMorgan Flexible Long/Short Fund
Account Number 303962
Trade Date 10/27/2016
Issuer Cooper-Standard Automotive Inc. (CPS 5.625% November 15, 2026 144A)
Cusip/ISIN/Sedol 216762AF1
Bonds 3,000
Offering Price $100.00
Spread 1.50%
Cost $3,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 9.08%
synd_list BAML,BARCS,DB,GS,JPM
Fund JPMorgan Flexible Long/Short Fund
Account Number 303962
Trade Date 11/1/2016
Issuer Lamb Weston Holdings Inc. (LW 4.625% November 1, 2024 144A)
Cusip/ISIN/Sedol 513272AA2
Bonds 3,000
Offering Price $100.00
Spread 1.40%
Cost $3,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering 2.82%
synd_list BAML,GS,JPM,WFC
Fund JPMorgan Flexible Long/Short Fund
Account Number 303962
Trade Date 11/1/2016
Issuer Lamb Weston Holdings Inc. (LW 4.875% November 1, 2026 144A)
Cusip/ISIN/Sedol 513272AB0
Bonds 3,000
Offering Price $100.00
Spread 1.40%
Cost $3,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering 2.22%
synd_list BAML,GS,JPM,WFC
Fund JPMorgan High Yield Opportunities Fund
Account Number 306790
Trade Date 11/17/2016
Issuer EP Energy LLC and Everest Acquisition Finance Inc. (EPENEG 8.00% November 29, 2024 144A)
Cusip/ISIN/Sedol 268787AE8
Bonds 15,000
Offering Price $100.00
Spread 1.50%
Cost $15,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering 6.02%
synd_list CITI,CS,GS,JPM,RBCCM
Fund JPMorgan High Yield Opportunities Fund
Account Number 306790
Trade Date 11/18/2016
Issuer Hilton Grand Vacations Borrower LLC/Inc. (HGVLLC 6.125% December 1, 2024 144A)
Cusip/ISIN/Sedol 43283QAA8
Bonds 10,000
Offering Price $100.00
Spread 1.75%
Cost $10,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering 5.97%
synd_list BAML,BARCS,DB,GS,JPM,SUN,WFC
Fund JPMorgan Flexible Long/Short Fund
Account Number 721501
Trade Date 11/30/2016
Issuer Analog Devices Inc. (ADI 3.50% December 5, 2026)
Cusip/ISIN/Sedol 032654AN5
Bonds 25,000
Offering Price $99.37
Spread 0.65%
Cost $24,842
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering 3.10%
synd_list BAML,BMO,BNYM,CS,DB,FIFTHI,HSBCL,JPM,MUFG,PNCFIN,SMFGRP,TDSECS,WFC
Fund JPMorgan High Yield Opportunities Fund
Account Number 306790
Trade Date 12/5/2016
Issuer Cheniere Corpus Christi Holdings LLC (CHCOCH 5.875% March 31, 2025 144A)
Cusip/ISIN/Sedol 16412XAB1
Bonds 35,000
Offering Price $100.00
Spread 0.75%
Cost $35,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering 2.28%
synd_list BAML,BNPP,CACIB,CS,HSBCL,ING,JPM,LLOYDS,MIZUHO,MS,MUFG,RBCCM,SCOTIA,SG,SMFGRP,STAN
Fund JPMorgan Flexible Long/Short Fund
Account Number 303962
Trade Date 12/6/2016
Issuer Chesapeake Energy Corporation (CHK 8.00% January 15, 2025 144A)
Cusip/ISIN/Sedol 165167CT2
Bonds 10,000
Offering Price $98.52
Spread 1.00%
Cost $9,852
Dealer Executing Trade Deutsche Bank Securities
% of Offering 5.78%
synd_list CITI, DB, ML, WELLS, BARC, BBVA, BNP PAR, CREDIT AG SEC, DNB NOR, GS, JPM, MIZUHO, MS, MUFG SEC, NATIXIS, SCOTIA CAP
Fund JPMorgan High Yield Opportunities Fund
Account Number 306790
Trade Date 12/6/2016
Issuer Chesapeake Energy Corporation (CHK 8.00% January 15, 2025 144A)
Cusip/ISIN/Sedol 165167CT2
Bonds 45,000
Offering Price $98.52
Spread 1.00%
Cost $44,335
Dealer Executing Trade Deutsche Bank Securities
% of Offering 5.78%
synd_list CITI, DB, ML, WELLS, BARC, BBVA, BNP PAR, CREDIT AG SEC, DNB NOR, GS, JPM, MIZUHO, MS, MUFG SEC, NATIXIS, SCOTIA CAP
Fund JPMorgan Flexible Long/Short Fund
Account Number 721501
Trade Date 12/8/2016
Issuer Roper Technologies Inc (ROP 3.80% December 15, 2026)
Cusip/ISIN/Sedol 776743AD8
Bonds 15,000
Offering Price $99.98
Spread 0.65%
Cost $14,998
Dealer Executing Trade BofA Merrill Lynch
% of Offering 2.19%
synd_list BAML,BB&T,JPM,MIZUHO,MUFG,PNCFIN,RBCCM,REGFIN,SUN,TDSECS,WFC
Fund JPMorgan Ultra-Short Municipal Fund
Account Number 293900
Trade Date 12/9/2016
Issuer Love Field Airport Modernization Corp, General Airport Rev Bonds, Series 2017 (5.0%, November 1, 2021)
Cusip/ISIN/Sedol 54714CAW7
Bonds 125,000
Offering Price $111.73
Spread 0.25%
Cost $139,663
Dealer Executing Trade Siebert  Brandford  Shank & Co.  LLC
% of Offering 0.43%
synd_list Siebert Cisneros Shank & Co., L.L.C. / RBC Capital Markets / BofA Merrill Lynch / Cabrera Capital Markets, LLC / Duncan-Williams, Inc. / J.P. Morgan / Morgan Stanley / Raymond James & Associates, Inc. / Stephens Inc.
Fund JPMorgan Flexible Long/Short Fund
Account Number 303962
Trade Date 12/12/2016
Issuer Communications Sales & Leasing Inc. and CSL Capital LLC (7.125% December 15, 2024 144A)
Cusip/ISIN/Sedol 20341WAE5
Bonds 3,000
Offering Price $100.00
Spread 1.25%
Cost $3,000
Dealer Executing Trade Citigroup Global Markets, Inc.
% of Offering 5.02%
synd_list BAML,BARCS,CITI,CS,GS,JPM,MS,RBCCM,SUN,WFC
Fund JPMorgan High Yield Opportunities Fund
Account Number 306790
Trade Date 12/12/2016
Issuer Communications Sales & Leasing Inc. and CSL Capital LLC (7.125% December 15, 2024 144A)
Cusip/ISIN/Sedol 20341WAE5
Bonds 15,000
Offering Price $100.00
Spread 1.25%
Cost $15,000
Dealer Executing Trade Citigroup Global Markets, Inc.
% of Offering 5.02%
synd_list BAML,BARCS,CITI,CS,GS,JPM,MS,RBCCM,SUN,WFC
Fund JPMorgan High Yield Opportunities Fund
Account Number 306790
Trade Date 12/12/2016
Issuer RSP Permian, Inc. (RSPP 5.25% January 15, 2025 144A)
Cusip/ISIN/Sedol 74978QAD7
Bonds 15,000
Offering Price $100.00
Spread 1.00%
Cost $15,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering 5.40%
synd_list ABN,BAML,BARCS,BB&T,BBVA,BMO,BOKF,CAPFIN,CIBC,CITI,COMER,FIFTHI,GS,ING,JPM,KEYBCM,PNCFIN,RBCCM,SCOTIA,TDSECS,USB
Fund JPMorgan Flexible Long/Short Fund
Account Number 303962
Trade Date 12/12/2016
Issuer Scotts Miracle-Gro Company (SMG 5.25% December 15, 2026 144A)
Cusip/ISIN/Sedol 810186AN6
Bonds 3,000
Offering Price $100.00
Spread 1.25%
Cost $3,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 9.77%
synd_list JPM, ML, WELLS, BB&T, BBVA, CITIZENS, FIFTH THIRD, MIZUHO, RABO SEC, SCOTIA CAP, SMBC NIKKO, TD SEC, US BANCORP
Fund JPMorgan High Yield Opportunities Fund
Account Number 306790
Trade Date 12/12/2016
Issuer Scotts Miracle-Gro Company (SMG 5.25% December 15, 2026 144A)
Cusip/ISIN/Sedol 810186AN6
Bonds 15,000
Offering Price $100.00
Spread 1.25%
Cost $15,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 9.77%
synd_list JPM, ML, WELLS, BB&T, BBVA, CITIZENS, FIFTH THIRD, MIZUHO, RABO SEC, SCOTIA CAP, SMBC NIKKO, TD SEC, US BANCORP
Fund JPMorgan Flexible Long/Short Fund
Account Number 303962
Trade Date 12/13/2016
Issuer Amerigas Partners LP and AmeriGas Finance Corp. (APU 5.50% May 20, 2025)
Cusip/ISIN/Sedol 030981AK0
Bonds 3,000
Offering Price $100.00
Spread 1.25%
Cost $3,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering 6.00%
synd_list BB&T,BNYM,JPM,SANT,TDSECS,WFC
Fund JPMorgan High Yield Opportunities Fund
Account Number 306790
Trade Date 12/13/2016
Issuer Amerigas Partners LP and AmeriGas Finance Corp. (APU 5.50% May 20, 2025)
Cusip/ISIN/Sedol 030981AK0
Bonds 30,000
Offering Price $100.00
Spread 1.25%
Cost $30,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering 6.00%
synd_list BB&T,BNYM,JPM,SANT,TDSECS,WFC
Fund JPMorgan Flexible Long/Short Fund
Account Number 303962
Trade Date 12/14/2016
Issuer Noble Holdings International Limited (NE 7.75% January 15, 2024)
Cusip/ISIN/Sedol 65504LAP2
Bonds 2,000
Offering Price $98.01
Spread 1.00%
Cost $1,960
Dealer Executing Trade Credit Suisse Securities LLC
% of Offering 1.51%
synd_list BARCS,CITI,CS,DNBK,HSBCL,JPM,SMFGRP,STAN,SUN,WFC
Fund JPMorgan Flexible Long/Short Fund
Account Number 303962
Trade Date 1/12/2017
Issuer MEG Energy Corp (MEGCN 6.50% January 15, 2025 144A)
Cusip/ISIN/Sedol 552704AD0
Bonds 8,000
Offering Price $100.00
Spread 1.00%
Cost $8,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering 4.23%
synd_list BARC, BMO CAP, RBC CAP, CIBC, CS, HSBC, JPM, MUFG SEC, TD SEC
Fund JPMorgan High Yield Opportunities Fund
Account Number 306790
Trade Date 1/12/2017
Issuer MEG Energy Corp (MEGCN 6.50% January 15, 2025 144A)
Cusip/ISIN/Sedol 552704AD0
Bonds 15,000
Offering Price $100.00
Spread 1.00%
Cost $15,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering 4.23%
synd_list BARC, BMO CAP, RBC CAP, CIBC, CS, HSBC, JPM, MUFG SEC, TD SEC
Fund JPMorgan Flexible Long/Short Fund
Account Number 303962
Trade Date 1/12/2017
Issuer Navistar International Corporation (NAV 8.25% November 1, 2021)
Cusip/ISIN/Sedol 63934EAM0
Bonds 5,000
Offering Price $100.00
Spread 1.50%
Cost $5,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 8.71%
synd_list ML, CITI, GS, JPM
Fund JPMorgan Flexible Long/Short Fund
Account Number 303962
Trade Date 1/12/2017
Issuer Zayo Group LLC and Zayo Capital Inc. (ZAYOGR 5.75% January 15, 2027 144a)
Cusip/ISIN/Sedol 989194AP0
Bonds 4,000
Offering Price $100.00
Spread 1.00%
Cost $4,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering 2.02%
synd_list BARCS,CITI,GS,JPM,MS,RBCCM,SUN
Fund JPMorgan High Yield Opportunities Fund
Account Number 306790
Trade Date 1/12/2017
Issuer Zayo Group LLC and Zayo Capital Inc. (ZAYOGR 5.75% January 15, 2027 144a)
Cusip/ISIN/Sedol 989194AP0
Bonds 10,000
Offering Price $100.00
Spread 1.00%
Cost $10,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering 2.02%
synd_list BARCS,CITI,GS,JPM,MS,RBCCM,SUN
Fund JPMorgan Ultra-Short Municipal Fund
Account Number 293900
Trade Date 1/25/2017
Issuer State of Connecticut Health and Educational Facilities Authority, Variable Rate Rev Bonds (Ascension Health Credit Group) Series 1999B (1.65% November 15, 2029)
Cusip/ISIN/Sedol 20774YW94
Bonds 500,000
Offering Price $100.00
Spread 0.25%
Cost $500,000
Dealer Executing Trade Merrill Lynch  Pierce  Fenner And Smith
% of Offering 8.40%
synd_list BofA Merrill Lynch / Morgan Stanley / J.P. Morgan
Fund JPMorgan Flexible Long/Short Fund
Account Number 721501
Trade Date 1/25/2017
Issuer Smithfield Foods Inc. (SFD 3.35% February 1, 2022 144A)
Cusip/ISIN/Sedol 832248AY4
Bonds 25,000
Offering Price $99.87
Spread 0.60%
Cost $24,968
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering 2.90%
synd_list BANK OF CHINA, BARC, GS, ML, MS, BMO, JPM, RABO SEC, US BANC
Fund JPMorgan Flexible Long/Short Fund
Account Number 721501
Trade Date 1/25/2017
Issuer Smithfield Foods Inc. (SFD 4.25% February 1, 2027 144A)
Cusip/ISIN/Sedol 832248AZ1
Bonds 15,000
Offering Price $99.88
Spread 0.65%
Cost $14,982
Dealer Executing Trade Barclays Capital Inc.
% of Offering 1.86%
synd_list BANK OF CHINA, BARC, GS, ML, MS, BMO, JPM, RABO SEC, US BANC
Fund JPMorgan High Yield Opportunities Fund
Account Number 306790
Trade Date 1/27/2017
Issuer WildHorse Resource Development Corporation (WRD 6.875% February 1, 2025 144A)
Cusip/ISIN/Sedol 96812TAA0
Bonds 25,000
Offering Price $99.24
Spread 2.00%
Cost $24,811
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering 5.07%
synd_list BAML,BARCS,BMO,CITI,JPM,WFC
Fund JPMorgan High Yield Opportunities Fund
Account Number 306790
Trade Date 2/1/2017
Issuer Scientifc Games International, Inc. (SGMS 7.00% January 1, 2022 144A)
Cusip/ISIN/Sedol 80874YAV2
Bonds 55,000
Offering Price $106.00
Spread 1.50%
Cost $58,300
Dealer Executing Trade BofA Merrill Lynch
% of Offering 4.24%
synd_list BAML,DB,FIFTHI,GS,HSBCL,JPM,MQB,PNCFIN
Fund JPMorgan High Yield Opportunities Fund
Account Number 306790
Trade Date 2/2/2017
Issuer American Greetings Corp (AM 7.875% February 15, 2025 144A)
Cusip/ISIN/Sedol 026375AQ8
Bonds 5,000
Offering Price $99.27
Spread 1.50%
Cost $4,964
Dealer Executing Trade BofA Merrill Lynch
% of Offering 3.90%
synd_list BAML,BBVA,CITFIN,JPM,KEYBCM,PNCFIN,WFC
Fund JPMorgan Flexible Long/Short Fund
Account Number 721501
Trade Date 2/2/2017
Issuer Apple Inc (AAPL 3.35% February 9, 2027)
Cusip/ISIN/Sedol 037833CJ7
Bonds 15,000
Offering Price $100.00
Spread 0.20%
Cost $15,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering 1.75%
synd_list ACADSE,BAML,BARCS,CASOAK,DB,GS,HSBCL,JPM,MISCH,MS,RAM,STAN,WFC
Fund JPMorgan Flexible Long/Short Fund
Account Number 303962
Trade Date 2/6/2017
Issuer Post Holdings Inc. (POST 5.50% March 1, 2025 144A)
Cusip/ISIN/Sedol 737446AL8
Bonds 4,000
Offering Price $100.00
Spread 1.00%
Cost $4,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering 4.46%
synd_list BAML, BARC, CS, GOLDMAN, NOMURA, RABOBANK, BMO CAP, DB, JPM, MS, SUNTRUST, UBS, WELLS
Fund JPMorgan High Yield Opportunities Fund
Account Number 306790
Trade Date 2/6/2017
Issuer Post Holdings Inc. (POST 5.50% March 1, 2025 144A)
Cusip/ISIN/Sedol 737446AL8
Bonds 25,000
Offering Price $100.00
Spread 1.00%
Cost $25,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering 4.46%
synd_list BAML, BARC, CS, GOLDMAN, NOMURA, RABOBANK, BMO CAP, DB, JPM, MS, SUNTRUST, UBS, WELLS
Fund JPMorgan Flexible Long/Short Fund
Account Number 303962
Trade Date 2/6/2017
Issuer Post Holdings Inc. (POST 5.75% March 1, 2027 144A)
Cusip/ISIN/Sedol 737446AM6
Bonds 4,000
Offering Price $100.00
Spread 1.00%
Cost $4,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering 2.35%
synd_list BAML, BARC, CS, GOLDMAN, NOMURA, RABOBANK, BMO CAP, DB, JPM, MS, SUNTRUST, UBS, WELLS
Fund JPMorgan Flexible Long/Short Fund
Account Number 721501
Trade Date 2/6/2017
Issuer Vale Overseas Limited (VALEBZ 6.25% August 10, 2026)
Cusip/ISIN/Sedol 91911TAP8
Bonds 40,000
Offering Price $107.79
Spread 0.27%
Cost $43,117
Dealer Executing Trade MUFG Securities Americas Inc.
% of Offering 4.28%
synd_list BBVA,BRADSC,JPM,MIZUHO,MUFG,SANT,SMFGRP
Fund JPMorgan High Yield Opportunities Fund
Account Number 306790
Trade Date 2/9/2017
Issuer Block Communications Inc (BLOCKC 6.875% February 15, 2025 144A)
Cusip/ISIN/Sedol 093645AH2
Bonds 5,000
Offering Price $100.00
Spread 1.71%
Cost $5,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 0.82%
synd_list BAML,JPM
Fund JPMorgan High Yield Opportunities Fund
Account Number 306790
Trade Date 2/9/2017
Issuer Halcon Resources Corp (HKUS 6.75% February 15, 2025 144A)
Cusip/ISIN/Sedol 40537QAN0
Bonds 45,000
Offering Price $100.00
Spread 1.75%
Cost $45,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 4.65%
synd_list BAML,BARCS,BMO,BNPP,COMER,GS,ING,JPM,RBCCM,WFC
Fund JPMorgan High Yield Opportunities Fund
Account Number 306790
Trade Date 2/9/2017
Issuer Hill-Rom Holdings Inc (HRC 5.00% February 15, 2025 144A)
Cusip/ISIN/Sedol 431475AB8
Bonds 10,000
Offering Price $100.00
Spread 1.25%
Cost $10,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 2.17%
synd_list BAML,CITFIN,GS,JPM,MUFG,PNCFIN
Fund JPMorgan Flexible Long/Short Fund
Account Number 303962
Trade Date 2/15/2017
Issuer AECOM (ACM 5.125% March 15, 2027 144A)
Cusip/ISIN/Sedol 00774CAA5
Bonds 13,000
Offering Price $100.00
Spread 1.13%
Cost $13,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 6.92%
synd_list BAML,JPM
Fund JPMorgan Flexible Long/Short Fund
Account Number 721501
Trade Date 2/23/2017
Issuer Viacom Inc (VIA FRN Februry 28, 2057)
Cusip/ISIN/Sedol 92553PBC3
Bonds 5,000
Offering Price $100.00
Spread 1.00%
Cost $5,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 1.33%
synd_list MERRILL, MS, BNP PAR, BNY, CITI, DB, ICBC, JPM, LEBENTHAL, MIZUHO, MUFG SEC, RBC CAP, RBS SEC, SAM RAMIREZ, SANTANDER, SG AMER, SMBC NIKKO, US BANC, WELLS, WILLIAMS
Fund JPMorgan Flexible Long/Short Fund
Account Number 721501
Trade Date 2/23/2017
Issuer Viacom Inc (VIA FRN Februry 28, 2057)
Cusip/ISIN/Sedol 92553PBD3
Bonds 5,000
Offering Price $100.00
Spread 1.00%
Cost $5,000
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering 1.23%
synd_list MERRILL, MS, BNP PAR, BNY, CITI, DB, ICBC, JPM, LEBENTHAL, MIZUHO, MUFG SEC, RBC CAP, RBS SEC, SAM RAMIREZ, SANTANDER, SG AMER, SMBC NIKKO, US BANC, WELLS, WILLIAMS
Fund JPMorgan Flexible Long/Short Fund
Account Number 303962
Trade Date 1/12/2017
Issuer Tenn Merger Sub Inc. (TMH 6.375% February 1, 2025 144A)
Cusip/ISIN/Sedol 88047PAA2
Bonds 7,000
Offering Price $100.00
Spread 2.36%
Cost $7,000
Dealer Executing Trade Barclays Capital Inc.
synd_list BAML,BARCS,JPM,MS,RBCCM